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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                        Date of Report: November 19, 2003


                             CORUS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


                          Commission File Number 0-6136


           Minnesota                                            41-0823592
 (State or other jurisdiction                                (I.R.S. Employer
       of incorporation)                                    Identification No.)


3959 N. Lincoln Ave., Chicago, Illinois                           60613
(Address of principal executive offices)                       (Zip Code)



                                 (773) 832-3088
                         (Registrant's telephone number)



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                             CORUS BANKSHARES, INC.



ITEM 5:    OTHER EVENTS AND REGULATION FD DISCLOSURE

On November 19, 2003, Corus Bankshares, Inc. issued a press release announcing a two-for-one stock split. A copy of the company's press release is attached as
Exhibit 99 hereto and is hereby incorporated herein by reference.

ITEM 7:    FINANCIAL STATEMENTS AND EXHIBITS

(c)      Exhibits

         99 Press Release dated November 19, 2003, announcing two-for-one stock split.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                          CORUS BANKSHARES, INC.
                                               (Registrant)



November 19, 2003                         By: /s/ Michael E. Dulberg
                                              -----------------------
                                          Michael E. Dulberg
                                          First Vice President and
                                          Chief Accounting Officer

                                          (Principal Accounting Officer and
                                          duly authorized Officer of Registrant)